John Hancock Health Sciences Fund

Supplement dated 6-10-2009 to the current Prospectus

On June 9, 2009, the Board of Trustees of John Hancock World Fund, of which the fund is a series, voted to recommend that the shareholders of the fund approve a tax-free reorganization of the fund into John Hancock Rainier Growth Fund (“Rainier Growth Fund”), another fund within the John Hancock Funds Complex, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on or about September 25, 2009, the fund would transfer all of its assets to the Rainier Growth Fund in an exchange for corresponding shares of the Rainier Growth Fund. Further information regarding the proposed reorganization will be contained in a proxy statement and prospectus which is scheduled to be mailed to the fund’s shareholders on or about July 31, 2009.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

Supplement dated 6-10-2009 to the Statement of Additional Information

Under the “INVESTMENT OBJECTIVE AND POLICIES” section, the following paragraph is added:

Investment Companies. To the extent permitted by the Investment Company Act of 1940, as amended, the rules and regulations thereunder and any applicable exemptive relief, the Fund may invest in shares of other investment companies in pursuit of its investment objective. This may include investments in money market mutual funds in connection with the Fund’s management of daily cash portions. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund and its shareholders will also bear the pro rata portion of each other investment company’s advisory and operational expenses.

Under the heading “INVESTMENT RESTRICTIONS,” in the “Non-Fundamental Investment Restrictions” subsection, the non-fundamental restriction on investing in other funds is being deleted as approved by the Board of Trustees on June 9, 2009. Therefore, the following non-fundamental restriction is deleted:

Purchase a security if, as a result, (i) more than 10% of the Fund’s total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund’s total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending of the Fund’s portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

THOSE RESPONSIBLE FOR MANAGEMENT

As of May 6, 2009, Michael J. Leary was appointed by the Board of Trustees as Treasurer of the Fund to replace Gordon M. Shone.

Name, Year of	Position(s)	Trustee/
Birth, and	Held with	Officer	Principal Occupation(s) and other
Address (1)	Funds	since	Directorships During Past 5 Years
Principal Officers
who are not
Trustees
Michael J. Leary	Treasurer	2009	Vice President, John Hancock Life Insurance
(1965)			Company (U.S.A.) and Assistant Treasurer for
John Hancock Funds, John Hancock Funds II,
John Hancock Funds III and John Hancock Trust
(since 2007); Vice President and Director of Fund
Administration, JP Morgan (2004-2007).

(1) Business address of all Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

At the May 5, 2009 adjournment of a special meeting, the shareholders of the Fund approved proposals to: (1) revise or eliminate various fundamental investment restrictions applicable to the Fund; (2) approve a new advisory agreement with John Hancock Advisers, LLC (“JHA” or the “Adviser”); and (3) revise the Rule 12b-1 distribution and service plans for certain share classes.

The following sections amend, and in certain cases supersede, the corresponding disclosure sections in the SAI.

INVESTMENT RESTRICTIONS

The following replaces the disclosure concerning the Fund’s fundamental restrictions in its entirety.

Fundamental Investment Restrictions. The following investment restrictions will not be changed without approval of a majority of the Fund’s outstanding voting securities which, as used in the Prospectus and this SAI, means approval by the lesser of (1) the holders of 67% or more of the Fund’s shares represented at a meeting if more than 50% of the Fund’s outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund’s outstanding shares.

(1)	The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940 (the “1940 Act”), as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2)	The Fund may not borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund’s total assets.

(3)	The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(4)	The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

(5)	The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(6)	The Fund may invest in commodities or in commodity contracts or in puts, calls, or combinations of both, except options on currency, securities and securities indices, futures contracts on currency, securities and securities indices and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.

(7)	The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund’s assets will not be considered a violation of the restriction.

INVESTMENT ADVISORY AND OTHER SERVICES

The following replaces the narrative disclosure in this section concerning the Fund’s investment advisory agreement with the Adviser, but does not replace any information concerning investment advisory fees payable or paid by the Fund or amend any disclosure concerning the Fund’s subadvisory arrangements. The following also supplements existing disclosure concerning the Fund’s Accounting and Legal Services Agreement with JHA.

Advisory Agreement. The Adviser is a Delaware limited liability corporation whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The ultimate parent of the Adviser is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company (the “Life Company”) and its subsidiaries, collectively known as

Manulife Financial. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Fund has entered into an investment management contract (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser provides investment advisory services to the Fund. On May 5, 2009, the Fund’s shareholders approved a new form of Advisory Agreement that streamlines and standardizes the advisory agreements across the John Hancock Fund Complex. The new form of Advisory Agreement is effective July 1, 2009.

As compensation for its advisory services under the Advisory Agreement, the Adviser receives a fee from the Fund. The amount of the advisory fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. On May 5, 2009, the shareholders also approved provisions that effectively change the frequency with which advisory fees are paid by the funds from monthly payment to daily payment. Because the Fund’s advisory fees have historically been accrued on a daily basis, there is no difference between the amounts that the Fund would have paid if daily payment of advisory fees were in effect in prior periods instead of monthly payment.

Pursuant to the Advisory Agreement, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the Fund. The Adviser monitors each subadviser’s management of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, and reviews the performance of such Subadvisers and reports periodically on such performance to the Board.

The Fund bears all the costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, Prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund’s plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees’ and shareholders’ meetings; trade association memberships (as explicitly approved by the Trustees); insurance premiums; and any extraordinary expenses.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the Agreement.

Under the Advisory Agreement, the Fund may use the name “John Hancock” or any name derived from or similar to it only for so long as the Agreement or any extension, renewal or amendment thereof remains in effect. If the Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name “John Hancock” or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

Service Agreement. Effective as of July 1, 2009, the Board approved a new Service Agreement with JHA to replace the prior Accounting and Legal Services Agreement, under which the Fund received Non-Advisory Services. These Non-Advisory Services include, but are not limited to, legal, tax, accounting, valuation, financial reporting and performance, compliance, service provider oversight, portfolio and cash management, SEC filings, graphic design, and other services that are not investment advisory in nature. JHA will be reimbursed for its costs in providing Non-Advisory Services to the Fund under the Service Agreement.

JHA is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by JHA in the performance of its duties or from reckless disregard by John Hancock of its obligations under the Agreement.

The Service Agreement has an initial term of two years, and may continue thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees. The Trust, on behalf the Fund, or JHA may terminate the Agreement at any time without penalty on 60 days’ written notice to the other party. The Agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.

DISTRIBUTION CONTRACTS

The following replaces the discussion of the Fund’s Rule 12b-1 Distribution Plans.

The Board has adopted distribution plans with respect to Class A, Class B, Class C and Class R1 shares of the Fund (the “12b-1 Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the 12b-1 Plans, the Fund pays distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares, and 1.00% for Class B and Class C shares, of the Fund’s average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund’s average daily net assets attributable to each class of shares.

There are two types of Distribution Plans: “reimbursement” and “compensation” plans. While a reimbursement plan provides for reimbursement of certain distribution and shareholder service expenses of a fund, a compensation plan provides for direct payment of distribution and shareholder service fees to the distributor.

Under a reimbursement plan, if the aggregate payments received by John Hancock Funds, LLC, the Fund’s distributor (the “Distributor”), in any fiscal year exceed the expenditures made by the Distributor in that year pursuant to that plan, the Distributor reimburses the Fund for the amount of the excess. If, however, the expenditures made by the Distributor on the Fund’s behalf during any fiscal year exceed the payments received under a class’ reimbursement plan, the Distributor is entitled to carry over such unreimbursed expenses with interest to be paid in subsequent fiscal years from available 12b-1 amounts. (Unreimbursed expenses for Class A shares are not carried over.) The Fund does not treat unreimbursed expenses under the Class B and Class C 12b-1 Plans as a liability of the Fund, because the Trustees could have terminated either of these Plans at any time with no additional liability to the shareholders or the Fund for these expenses.

On May 5, 2009, the Fund’s Class A and Class B shareholders approved proposals to change the 12b-1 Plans from “reimbursement” to “compensation” plans. While the amendments did not change the maximum amount that may be paid under these 12b-1 Plans to the Distributor in connection with the distribution of these shares of the Fund, the Distributor is no longer obligated to reimburse the Fund to the extent that such payments exceed distribution-related expenses incurred by the Distributor with respect to the Fund for a particular fiscal year. Under the compensation 12b-1 Plans for Class A and Class B shares, the Distributor will retain the entire amount of the payments made to it, even if such amount exceeds the Distributor’s actual distribution-related expenses for the applicable fiscal year. The Class C 12b-1 Plan will continue, however, to operate as a reimbursement plan.

Under the 12b-1 Plans, the Fund makes payments to the Distributor from assets attributable to particular share classes to compensate the Distributor and other selling dealers, various banks, broker-dealers and other financial intermediaries, for providing certain services to the holders of these share classes. Such services may include the following:

  formulation and implementation of marketing and promotional activities;
  preparation, printing and distribution of sales literature;
  preparation, printing and distribution of prospectuses and Fund reports to other than existing shareholders;
  obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;
  making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and
  providing training, marketing and support with respect to the sale of shares.

The Distributor may remit on a continuous basis all of the payments it receives to its registered representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.

The Distributor makes payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts. At least quarterly, the Distributor provides to the Board, and the Board reviews, a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made.

Continuance of the 12b-1 Plans must be approved by the Board, including a majority of the Independent Trustees, annually. The 12b-1 Plans may be amended by a vote of the Board, including a majority of the Independent Trustees, except that the plans may not be amended to materially increase the amount spent for distribution without approval of the shareholders of the affected class. Agreements entered into pursuant to the 12b-1 Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the Independent Trustees or by vote of a Majority of the Outstanding Voting Securities of the affected class.